UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 4, 2023

Forest Road Acquisition Corp. II

(Exact name of registrant as specified in its charter)

Delaware	001-40181	86-1376005
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

1177 Avenue of the Americas, 5th Floor New York, New York	10036
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (917) 310-3722

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-fifth of one Redeemable Warrant	FRXB.U	The New York Stock Exchange
Class A Common Stock, par value $0.0001 per share	FRXB	The New York Stock Exchange
Redeemable Warrants, each exercisable for one share of Class A Common Stock for $11.50 per share	FRXB WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of April 4, 2023, Thomas Staggs, Kevin Mayer, Keith L. Horn and Salil Mehta resigned as members of the Board of Directors (the “Board”) of Forest Road Acquisition Corp. II (the “Company”). Messrs. Staggs and Mayer also resigned as Co-Chief Executive Officers of the Company. The resignations were not the result of any disagreement with management or the Board on any matter relating to the Company’s operations, policies or practices.

Effective as of April 6, 2023, the Board appointed: (i) Zachary Tarica as Chairman of the Board and Chief Executive Officer of the Company and (ii) Idan Shani, Ms. Gondipalli and Mr. Strauss as members of the Board. Each of Pallavi Gondipalli and Daniel Strauss qualify as independent directors and will also serve as members of the Audit Committee, the Compensation Committee and the Nominating and Governance Committee of the Board.

The experience of our directors and executive officers is as follows:

Zachary Tarica has served as the Company’s Chief Operating Officer since inception. Mr. Tarica is currently the founder and Chief Executive Officer of The Forest Road Company, LLC (the “Forest Road”). Since its founding in May 2017, Forest Road has expanded its specialty finance platform across blockchain, digital assets, technology, entertainment, real estate, renewable energy tax credit lending, film tax credit administration, and tax credit brokerage. Mr. Tarica previously served as the Chairperson of the board of directors and Chief Investment Officer of Forest Road Acquisition Corp. (NYSE: BODY) from September 2020 to June 2021. Prior to establishing Forest Road, Mr. Tarica served as a Credit Analyst at Brookfield Asset Management from June 2014 to May 2018. From 2008 to 2014, Mr. Tarica worked for Deutsche Bank as a distressed desk analyst focused on investing in special situations in the energy and infrastructure sectors. Mr. Tarica holds a B.S. degree in Business with a minor in Organizational Communications from Northeastern University.

Idan Shani has served as the Company’s Chief Financial Officer since inception. Since October 2018, Mr. Shani has served as the Chief Financial Officer and Chief Operating Officer of Forest Road. Mr. Shani served as the Chief Operating Officer of FRX I from September 2020 to June 2021. Prior to joining Forest Road, he was President and Head of Research of Antarctica Asset Management (U.S.), Inc. (“Antarctica”) and its predecessor Antarctica Asset Management LLC, a global hedge fund solutions firm. He remains involved at Antarctica as a senior independent member of the investment and allocation committee with reporting duties to the board of directors. He was a research analyst at Ivy Asset Management, a firm owned by BNY Mellon, from June 2005 to June 2008, focusing on credit strategies. He currently leverages his experience as a hedge fund allocator offering essential financial and administrative controls to oversee the build-out of all blockchain-based businesses and platforms. Mr. Shani holds a B.A. degree in Economics with a Division of Studies in Management (summa cum laude) from The Open University of Israel.

Pallavi Gondipalli since January 2023 has served as a strategic advisor to investment funds and company founders in frontier asset classes where investor sponsorship is less developed. From July 2020 to April 2022, Ms. Gondipalli was a Managing Partner at CoinFund, a crypto venture capitalist founded in 2015, where she spearheaded capital formation for pre-seed and seed, series A and liquid token strategies. Prior to CoinFund, Ms. Gondipalli served as Co-Head of Investor Relations & Marketing from May 2017 to July 2020 at Luminus Management, a specialist energy fund. From July 2015 to May 2017, Ms. Gondipalli was a Director of Investor Relations at LS Power (former parent company of Luminus) where she served in a senior capital formation role for their power private equity business, related power asset offerings and the Luminus hedge fund strategy. From May 2010 to May 2015, Ms. Gondipalli was a Vice President in capital formation at One William Street, an investor in the structured credit asset class covering RMBS, CMBS and non-mortgage consumer backed assets. From February 2008 to April 2010, Ms. Gondipalli was an Associate with Millennium Global, an alternatives manager. From 2002 to 2006, Ms. Gondipalli was a public accountant with Ernst & Young in both Chicago and London. Ms. Gondipalli holds an MBA in finance from the Wharton School of Business and a BBA in Accounting (CPA) from Emory University (Goizueta Business School).

Daniel Strauss has been serving as the Chief Executive Officer of GlassBridge Enterprises (OTC:GLAE), a publicly traded asset management company, since March 2019. Prior to that, Mr. Strauss served as GlassBridge’s Chief Operating Officer from March 2017 to December 2019. From March 2019 to June 2021, Mr. Strauss served as Chief Executive Officer of Adara Enterprises Corp., an asset management firm and subsidiary of GlassBridge. In April 2021, Adara filed a prepackaged chapter 11 plan of reorganization. Mr. Strauss has served as a member of the board of directors of ARRIVE, the venture capital arm of RocNation, since March, 2017. Mr. Strauss served as a Portfolio Manager at Clinton Group Inc., an alternative investment management firm, from August 2010 to December 2019. At Clinton, Mr. Strauss was responsible for evaluating and executing private equity transactions across a range of industries and the ongoing management and oversight of Clinton’s portfolio investments. From 2008 to 2010, he worked for Angelo, Gordon & Co., a diversified investment manager, as a member of the firm’s private equity and special situations area. Mr. Strauss was previously with Houlihan Lokey, an investment bank, where he focused on mergers and acquisitions from 2006 to 2008. Mr. Strauss served on the boards of directors of Pacific Mercantile Bancorp (NASDAQ: PMBC) from 2011 until 2015 and Community Financial Shares, Inc. (OTC: CFIS) from 2012 until its sale to Wintrust Financial Corporation in 2015. Mr. Strauss received a Bachelor of Science in Finance and International Business from the Stern School of Business at New York University.

There are no related-party transactions in which the new directors or any of their immediate family members has an interest that would require disclosure under Item 404(a) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description of Exhibits
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 7, 2023

FOREST ROAD ACQUISITION CORP. II

By:	/s/ Zachary Tarica
	Name:	Zachary Tarica
	Title:	Chief Executive Officer

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